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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):

                                April 16, 1997
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                         SATCON TECHNOLOGY CORPORATION
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            (Exact name of registrant as specified in its charter)



      Delaware                  0000889423                 04-2857552
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(State or other                (Commission                (IRS Employer
jurisdiction of                File Number)               Identification No.)
incorporation)


161 First Street, Cambridge, Massachusetts                         02142
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (617) 661-0540
                                                     --------------------


                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS

     On April 16, 1997, SatCon Technology Corporation (the "Company" or "SatCon") acquired substantially all of the assets and assumed certain of the liabilities of Film Microelectronics, Inc. ("FMI") pursuant to the terms of an Amended and Restated Asset Purchase Agreement (the "Asset Purchase Agreement"), dated as of April 3, 1997, among SatCon Film Microelectronics, Inc., a wholly-owned subsidiary of the Company, FMI and Albert R. Snider, FMI's principal stockholder (the "Stockholder"). The aggregate consideration paid by the Company for the acquired assets of FMI was (i) 420,000 shares of the Company's common stock, par value $.01 per share, (ii) the assumption of trade payables aggregating approximately $710,000, and (iii) the assumption of indebtedness in an amount not to exceed $1 million. The Company also entered into a non-competition agreement with the Stockholder requiring aggregate payments of $500,000 over the next eight months. The Company does not intend to register such stock under the Securities Act of 1933, as amended (the "Securities Act").

     The terms of the Asset Purchase Agreement were determined on the basis of arms-length negotiations. Prior to the execution of the Asset Purchase Agreement, the Company did not have any material relationship with FMI or the Stockholder.

     FMI, headquartered in North Andover, Massachusetts, manufactures production and custom integrated circuits for the communications, industrial, military and aerospace markets. The Company currently intends to continue to use the assets of FMI constituting plant, equipment or other physical property substantially in the same manner in which they were used by FMI immediately prior to the acquisition.

     This report may contain forward-looking statements within the meaning of
Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company's current judgment on certain issues. Because such statements apply to future events, they are subject to risks and uncertainties that could cause the actual results to differ materially. Important factors which could cause actual results to differ materially are described in the Company's reports on Forms 10-K and 10-Q on file with the Securities and Exchange Commission.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

           (a)  Financial statements.

                Financial Statements required by this item will be filed by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed (June 30, 1997).

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           (b)  Pro forma financial information.

                Pro forma financial information required by this item will be filed by amendment not later than 60 days after the date that the initial report on Form 8-K must be filed (June 30, 1997).


           (c)  Exhibits.

                The Exhibit to this report is listed in the Index to Exhibits set forth on page 4 hereof.


                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  April 24, 1997         SATCON TECHNOLOGY CORPORATION



                                       By: /s/ David B. Eisenhaure
                                         _____________________________________
                                         David B. Eisenhaure
                                         President, Chief Executive Officer and
                                         Chairman of the Board of Directors


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                               INDEX TO EXHIBITS



EXHIBIT
NUMBER                          EXHIBIT
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2.2    Amended and Restated Asset Purchase Agreement among SatCon Film
       Microelectronics, Inc., Film Microelectronics, Inc. and Albert R. Snider, dated as of April 3, 1997.

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